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Exhibit 10.9

INDEMNITY AGREEMENT

        This INDEMNITY AGREEMENT made and entered into as of this 23rd day of January, 2003 between IWT Tesoro Corporation, a Nevada corporation (IWT Tesoro Corporation and each of its subsidiaries and affiliates are individually and collectively referred to as the "Company") and [                        ] (the "Indemnified Party");

        WHEREAS, highly competent persons are becoming more reluctant to serve or to continue serving corporations as directors, officers, employees, agents or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of such corporations; and

        WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

        WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

        WHEREAS, the Indemnified Party is willing to serve, continue to serve and take on additional service for or on behalf of the Company on the condition that the Indemnified Party be so indemnified.

        NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the Indemnified Party do hereby covenant and agree as follows:

        SECTION 1.    Indemnification.    The Company shall indemnify the Indemnified Party to the fullest extent permitted by the laws of the State of Nevada in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 1, the rights of indemnification of the Indemnified Party provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to the Indemnified Party:

          (a)  on account of any suit in which judgment is rendered against the Indemnified Party for an accounting of profits made from the purchase or sale by the Indemnified Party of securities of the Company pursuant to the provisions of Section 16(b) of the Securities and Exchange Act of 1934, as amended from time to time, or similar provisions of any federal, state or local statutory law;

          (b)  on account of the Indemnified Party's conduct which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

          (c)  to the extent expressly prohibited by applicable law;

          (d)  for which payment is actually made to the Indemnified Party under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement; or

          (e)  if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful (and in this respect, both the Company and the Indemnified Party have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to the appropriate court for adjudication).

        SECTION 2.    Action or Proceeding Other Than an Action by or in the Right of the Company.    The Indemnified Party shall be entitled to the indemnification rights provided in this Section if the Indemnified Party is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, regulatory, administrative or investigative in nature, other, except as provided in Section 3, than an action by or in the right of the Company, by reason of the fact that the Indemnified Party is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity or enterprise, including, but not limited to, another corporation, partnership, joint venture or trust or service with respect to employee benefit plans, or by reason of anything done or not done by the Indemnified Party in any such capacity. Pursuant to this Section, the Indemnified Party shall be indemnified against all expenses, (including attorney's fees and excise taxes or penalties under the Employee Retirement Security Act of 1974, as amended) costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnified Party in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if the Indemnified Party acted in good faith and in a manner the Indemnified Party reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnified Party's conduct was unlawful.

        SECTION 3.    Actions by or in the Right of the Company.    The Indemnified Party shall be entitled to the indemnification rights provided in this Section if the Indemnified Party is a person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnified Party is or was a director, officer, employee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another entity or enterprise, including, but not limited to, another corporation, partnership, joint venture or trust or service with respect to employee benefit plans, or by reason of anything done or not done by the Indemnified Party in any such capacity. Pursuant to this Section, the Indemnified Party shall be indemnified against all expenses (including attorney's fees and excise taxes or penalties under the Employee Retirement Security Act of 1974, as amended), costs and amounts paid in settlement actually and reasonably incurred by the Indemnified Party in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof) if the Indemnified Party acted in good faith and in a manner the Indemnified Party reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which applicable law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnified Party to the Company, unless and only to the extent that the courts of the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnified Party is fairly and reasonably entitled to indemnity for such expenses, costs and amounts paid in settlement which such court shall deem proper.

        SECTION 4.    Indemnification for Costs, Charges and Expenses of Successful Party.    Notwithstanding the other provisions of this Agreement, to the extent that the Indemnified Party has served as a witness on behalf of the Company or has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 2 and 3 hereof, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, the Indemnified Party shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by the Indemnified Party in connection therewith.

        SECTION 5.    Partial Indemnification.    If the Indemnified Party is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses (including attorneys' fees), costs, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnified Party in connection with the investigation, defense, appeal or settlement of such suit, action, investigation or proceeding described in Section 2 or 3 hereof, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnified Party for the portion of such expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnified Party to which the Indemnified Party is entitled.

        SECTION 6.    Presumptions and Effect of Certain Proceedings.    The Secretary of the Company shall, promptly upon receipt of the Indemnified Party's request for indemnification, advise in writing the Board of Directors that the Indemnified Party has made such request for indemnification. Upon making such request for indemnification, the Indemnified Party shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the Board of Directors shall have failed to make the requested indemnification within 20 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnified Party shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 2 or 3 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that the Indemnified Party did not act in good faith and in a manner which the Indemnified Party reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the Indemnified Party had reasonable cause to believe that the Indemnified Party's conduct was unlawful; or (b) otherwise adversely affect the rights of the Indemnified Party to indemnification except as may be provided herein.

        SECTION 7.    Advancement of Expenses and Costs.    All reasonable expenses and costs incurred by the Indemnified Party (including attorneys' fees, retainers and advances of disbursements required of the Indemnified Party) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding at the request of the Indemnified Party within twenty days after the receipt by the Company of a statement or statements from the Indemnified Party requesting such advance or advances from time to time. The Indemnified Party's entitlement to such expenses shall include those incurred in connection with any proceeding by the Indemnified Party seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by the Indemnified Party in connection therewith and shall include or be accompanied by an undertaking by or on behalf of the Indemnified Party to repay such amount if it is ultimately determined that the Indemnified Party is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement.

        SECTION 8.    Remedies of the Indemnified Party in Cases of Determination not to Indemnify or to Advance Expenses.    In the event that a determination is made that the Indemnified Party is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to the terms hereof, or if expenses are not advanced pursuant to Section 7, the Indemnified Party shall be entitled to a final adjudication in any appropriate court of the State of Nevada or any other court of competent jurisdiction of the Indemnified Party's entitlement to such indemnification or advance. Alternatively, the Indemnified Party at the Indemnified Party's option may seek an award in arbitration to be conducted by a single arbitrator in Palm Beach County, Florida pursuant to the rules of the American Arbitration Association, such award to be made within sixty days following the filing of the demand for arbitration. The Company shall not oppose the Indemnified Party's right to seek any such adjudication or award in arbitration or any other claim. Such judicial proceeding or arbitration shall be made de novo and the Indemnified Party shall not be prejudiced by reason of a determination (if so made) that the Indemnified Party is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of this Agreement that the Indemnified Party is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that the Indemnified Party is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by the Indemnified Party in connection with such adjudication or award in arbitration (including, but not limited to, any appellant proceedings).

        SECTION 9.    Notification and Defense of Claim.    Promptly after receipt by the Indemnified Party of notice of the commencement of any action, suit or proceeding, the Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability that it may have to the Indemnified Party otherwise than under this Agreement. Notwithstanding any other provision of this Agreement, with respect to any such action, suit or proceeding as to which the Indemnified Party notifies the Company of the commencement thereof:

          (a)  The Company will be entitled to participate therein at its own expense; and

          (b)  Except as otherwise provided in this Section 9(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party and at its expense. After notice from the Company to the Indemnified Party of its election to so assume the defense thereof, the Company shall not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below; provided the Company assumes the defense with diligence and continuity. The Indemnified Party shall may employ the Indemnified Party's own counsel in such action, suit or proceeding, but the fees and expense of counsel of the Indemnified Party incurred after notice from the Company of and its assumption of the defense thereof shall be at the expense of the Indemnified Party unless (i) the employment of counsel by the Indemnified Party has been authorized by the Company, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnified Party in the conduct of the defense of such action; or (iii) the Company shall not in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnified Party shall have made the conclusion provided for in (ii) above.

          (c)  The Company shall not be liable to indemnify the Indemnified Party under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any monetary obligation, penalty or limitation on the Indemnified Party without the Indemnified Party's written consent. Neither the Company nor the Indemnified Party will unreasonably withhold their consent to any proposed settlement.

        SECTION 10.    Other Rights to Indemnification.    The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnified Party may now or in the future be entitled under any provision of the bylaws or Certificate of Incorporation of the Company, any agreement, any vote of stockholders or Disinterested Directors, any provision of law or otherwise.

        For purposes of this Section 10 "Disinterested Director" shall mean a director of the Company who is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by the Indemnified Party.

        SECTION 11.    Attorneys' Fees and Other Expenses to Enforce Agreement.    In the event that the Indemnified Party is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce the Indemnified Party's rights under, or to recover damages for breach of, this Agreement, the Indemnified Party, if the Indemnified Party prevails in whole or in part in such action, shall be entitled to recover from the

Company and shall be indemnified by the Company against any actual expenses for attorneys' fees and disbursements reasonably incurred by the Indemnified Party.

        SECTION 12.    Duration of Agreement.    This Agreement shall continue until and terminate upon the later of: (a) ten years after the Indemnified Party has ceased to occupy any of the positions or have any relationships described in Sections 2 and 3 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings or investigations to which the Indemnified Party may be subject by reason of the fact that the Indemnified Party is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other entity or enterprise, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by the Indemnified Party in any such capacity. The indemnification provided under this Agreement shall continue as to the Indemnified Party even though the Indemnified Party may have ceased to be a director, officer, employee, agent or fiduciary of the Company. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnified Party and the Indemnified Party's spouse, assigns, heirs, devises, executors, administrators or other legal representatives. Nothing in this Agreement shall confer upon the Indemnified Party the right to continue in the employment of the Company or affect the right of the Company to terminate the Indemnified Party's employment at any time in the sole discretion of the Company, with or without cause.

        SECTION 13.    Severability.    If any provision or provisions of this Agreement shall be held invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifest by the provision held invalid, illegal or unenforceable.

        SECTION 14.    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

        SECTION 15.    Headings.    The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

        SECTION 16.    Modification and Waiver.    No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        SECTION 17.    Notices.    All notices, requests, demands or other communications hereunder, shall be in writing and shall be deemed to have been duly given if (i) delivered by hand, courier, or personally, on the date of delivery, (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed; or (iii) by confirmed facsimile transmission, to the address set forth in the books and records of the Company. or to such other address as may be furnished to the Indemnified Party by the Company or to the Company by the Indemnified Party, as the case may be.

        SECTION 18.    Governing Law.    The parties hereto agree that this Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Nevada.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

IWT TESORO CORPORATION.

By:
Henry J. Boucher, Jr., Chief Executive Officer

By:
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INDEMNITY AGREEMENT